UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 9, 2007

Shea Development Corp.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

1351 Dividend Drive, Suite G, Marietta, GA 30067
(Address of principal executive offices)    (Zip Code)

(770) 919-2209
(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Shea Development Corp. (“Shea” or the “Registrant”) was informed by Dale- Matheson Carr-Hilton Labonte LLP (“DMCL”), its independent registered public accounting firm, that DMCL would resign from this position. The Registrant has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Weaver and Tidwell L.L.P. (“WT”).  WT had previously been Information Intellect’s independent accountant for Information Intellect’s most recent audit. Pursuant to Item 304(a) of Regulation S-B under the Securities Exchange Act of 1934, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(a)(i)  DMCL resigned as Shea’s independent registered public accounting firm effective on March 9, 2007, resulting from the merger of Shea and Information Intellect and a change to Information Intellect’s independent registered public accounting firm.

    (ii)  During the previous two fiscal years, Shea’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    (iii) The resignation of DMCL and engagement of WT was approved by the Company’s Board of Directors.

    (iv) Shea and DMCL did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the period of DMCL’s engagement by the Registrant except that the report was qualified as to our ability to continue as a going concern.

    (v) During Shea’s fiscal year ended August 31, 2006 and subsequent interim period from September 1, 2006 through the date of resignation, Shea did not experience any reportable events.

(b) On March 2, 2007, the Registrant engaged WT to be the Registrant’s independent registered public accounting firm effective with the resignation of DMCL.

  (i) Prior to engaging WT, the Registrant had not consulted WT regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s  financial statements or a reportable event, nor did the Registrant consult with WT regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

  (ii) the Registrant did not have any disagreements with DMCL and therefore did not discuss any past disagreements with DMCL.

(c) The Registrant has requested DMCL to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding DMCL. Attached hereto as Exhibit 16.1 is a copy of DMCL’s letter to the SEC dated March 9, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Shell Company Transactions

Not applicable

(d) Exhibits:

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA DEVELOPMENT CORP.

Dated: March 9, 2007	By:	/s/ FRANCIS E. WILDE
Name: Francis E. Wilde
Title: Chairman & CEO